                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                       FEBRUARY 3, 2000 (FEBRUARY 2, 2000)
               (Date of Report (date of earliest event reported))


                               CENDANT CORPORATION
             (Exact name of Registrant as specified in its charter)


         DELAWARE                       1-10308                 06-0918165
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
     of incorporation or                                  Identification Number)
        organization)


 9 WEST 57TH STREET
   NEW YORK, NY                                                    10019
(Address of principal                                           (Zip Code)
 executive) office)

                                 (212) 413-1800
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
       (Former name, former address and former fiscal year, if applicable)

ITEM 5.  OTHER EVENTS

         Earnings Release. On February 2, 2000, we reported our 1999 fourth quarter and full year results which are discussed in more detail in the press release attached hereto as Exhibit 99.1.

         Attached hereto as Exhibit 99.1 is the press release relating to the forgoing announcements which is incorporated herein by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
  NO.    DESCRIPTION
-------  -----------
  99.1   Press Release: Cendant Reports 1999 Fourth Quarter Results

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  CENDANT CORPORATION



                                  BY: /s/ Jon F. Danski
                                     ------------------
                                          Jon F. Danski
                                          Executive Vice President, Finance and
                                          Chief Accounting Officer


Date: February 3, 2000

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                REPORT DATED FEBRUARY 3, 2000 (FEBRUARY 2, 2000)


                                  EXHIBIT INDEX


EXHIBIT
  NO.      DESCRIPTION
-------    -----------

 99.1      Press Release:  Cendant Reports 1999 Fourth Quarter Results